UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 25, 2012
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-168333 on Form S-3, effective July 27, 2010, the documents included as Exhibits 1 and 2 hereto, relating to $1,000,000,000 aggregate principal amount of debt securities of the Registrant.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

(1)
Underwriting Agreement dated July 25, 2012 among International Business Machines Corporation and BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and UBS Securities LLC, as representatives of the several underwriters

(2)	Form of 1.875% Note due 2022

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 27, 2012	By:	/s/ Robert Del Bene
Name: Robert Del Bene
Title: Vice President and Treasurer